UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation )	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01  Other Events - Order Regarding injunction to stop foreclosure - Gopher Protocol, Inc. v. Discover Growth Fund, LLC, case number 2:19-cv-01039-JCM-BNW

On February 24, 2020, THE UNITED STATES DISTRICT COURT - DISTRICT OF NEVADA (Case number 2:19-cv-01039-JCM-BNW) issued an order that denied the following motions: Discover Growth Fund, LLC ("Discover") motion to dissolve preliminary injunction (ECF No. 53); Discover’s motion to dissolve order of contempt and reservation of judgment on sanctions (ECF No. 54); Discover’s first motion to dismiss (ECF No. 13); Discover’s second motion to dismiss (ECF No. 55); and Gopher’s second emergency motion for contempt (ECF No. 65). It is the position of the Company that because the court denied Discover’s motion to dissolve the preliminary injunction, the injunction remains in place and Discover is NOT allowed to continue with the foreclosure sale which was disclosed by the Company on Form 8-K on February 3, 2020 and was scheduled to proceed on Friday, February 28, 2020.

Item 9.01  Court Order

Exhibit Number	Description

99.1	Court Order issued February 24, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant haly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBT TECHNOLOGIES INC.

By:/s/ Douglas Davis

-----------------------------------------

Name: Douglas Davis

Title: Chief Executive Officer

Date: February 25, 2020

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